EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Annual Report of Wells Real Estate Fund IX, L.P. (the “Registrant”) on Form 10-K for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Leo F. Wells, III, Chief Executive Officer of the corporate general partner of the General Partner of the Registrant, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that, to the best of his knowledge and beliefs:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ LEO F. WELLS, III
Leo F. Wells, III
Chief Executive Officer
March 31, 2003